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                  INVENTORY FINANCING AND SECURITY AGREEMENT

     This Agreement is entered into as of the year and date below written between Conseco Finance Servicing Corp. and its affiliates ("Conseco Finance") and the Dealer or Dealers (jointly and severally if more than one) who are identified and who have signed this Agreement (collectively "Dealer").

1. ADVANCES. Provided that Dealer is not then in default hereunder and at Dealer's request, Conseco Finance, at Conseco Finance's sole and unconditional option, may advance funds for Dealer's acquisition of Inventory ("Inventory"), or for such other purpose satisfactory to Conseco Finance, secured by a security interest in the Collateral described in Paragraph 3 hereof. In each case, Conseco Finance will send Dealer a schedule(s) or billing statement(s) as described in Paragraph 2 hereof. If Dealer does not agree with the schedule(s) or billing statement(s), it must immediately notify Conseco Finance in writing of any objections within seven (7) days from the date of the schedule(s) or billing statement(s) and waiver of any objections or claims thereto and such schedule(s) and billing statement(s) shall become a part of this agreement.

2. PAYMENT. Dealer shall repay Conseco Finance in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of Conseco Finance and which may be specified by amendment to this Agreement:

     a) Pay As Sold Plan - Conseco Finance shall deliver to Dealer a schedule or schedules listing the items of Inventory on which Conseco Finance has advanced funds and the amount of the advance. Promptly after each item of Inventory is sold, Dealer will pay to Conseco Finance the total amount due on that item. Dealer will pay to Conseco Finance the total amount due on unsold Inventory within the period established from time to time by Conseco Finance or upon demand by Conseco Finance, whichever first occurs, and will pay such curtailments as Conseco Finance may require.

     b) Scheduled Payment Plan - Conseco Finance shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to Conseco Finance the payment due, when due or upon demand by Conseco Finance, whichever comes first, as shown on the schedule(s) which Conseco Finance supplies Dealer.

Under either Plan, Dealer agrees that:

     a) Dealer will pay Conseco Finance financing and service charges, and late charges according to and upon receipt of the schedules or billing statements which Conseco Finance delivers to Dealer and within the time specified by Conseco Finance.

     b) Conseco Finance at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to Conseco Finance or any insurance proceeds received in such order of application as Conseco Finance may determine.

3. COLLATERAL. As security for all present and future obligations of Dealer to Conseco Finance of whatever kind, now due or to become due, absolute or contingent, and whether joint, several or joint and several. Dealer hereby grants to Conseco Finance a continuing security interest in all present and hereafter acquired Inventory and other inventory of Dealer, all replacements and substitutions thereof, all parts, additions and accessions thereto and all returned and repossessed goods, all of Dealer's present and hereafter acquired equipment, accounts, contract rights, chattel paper, documents and general intangibles, and the proceeds and products of each of the foregoing. Dealer also grants a security interest in and assigns to Conseco Finance all present and future credits, rebates and hold backs related to the Inventory to which Dealer is entitled and all rental and other monies due or to become due from those who lease Inventory from Dealer and the proceeds thereof. Dealer authorizes each payee of any of the foregoing to pay such amounts directly to Conseco Finance. Dealer will execute and deliver all documents necessary to evidence the assignment (including, if requested, a separate assignment agreement), assist in perfecting the security interests granted herein and will bear all costs of recording and perfection. All of the above described property shall hereinafter be referred to as the "Collateral."

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4.   DEALER'S DUTIES. So long as this Agreement remains in effect, Dealer represents, warrants and agrees that it shall:

     a) Sell and deliver Inventory and any Collateral only in the ordinary course of business and shall not otherwise sell, transfer, encumber, lease or use any item of collateral in which Conseco Finance has a security interest without Conseco Finance's prior written consent;
     b) Keep accurate and complete records of the Collateral and permit Conseco Finance to inspect the Collateral at reasonable time and to inspect and make copies of the Dealer's books and records;
     c) Promptly report and pay all taxes and other charges against the Collateral and discharge all liens, encumbrances, assessments and charges that are against or attached to the Collateral;
     d) Pay all transportation and storage charges on the Collateral;
     e) Pay all rents, if any, for the use of premises on which Dealer keeps any Collateral;
     f) Keep the Collateral insured for full value against all insurable risks with Conseco's Finance named as the loss payee, as its interest may appear, and notify Conseco Finance in writing ten (10) days before changing or canceling such policies;
     g) Indemnify and hold harmless Conseco Finance from any claims or defenses asserted by any customer or buyer of any item of Inventory or Collateral, by reason of: (a) the condition of any items(s) sold; and
        (b) any representations made by Dealer about the items(s);
     h) Assure that all financial statements provided to Conseco Finance to induce it to extend or continue to extend credit to Dealer have been and will be true and correct in all respects and fairly and truthfully represent the financial conditions of the party whose statement is presented.

     If Dealer should fail to pay any such tax or lien or obtain insurance for the Collateral, Conseco Finance may, but shall not be obligated to, do so on Dealer's behalf and demand from Dealer repayment for all expenditures together with interest at the highest contract rate allowed by law.

5. DEFAULTS. Any of the following shall constitute a default hereunder: failure by Dealer to make prompt payments as required herein or to fulfill any promise or agreement with Conseco Finance, whether or not contained herein; death or dissolution of Dealer; assignment of assets or property by Dealer for the benefit of creditors; Dealer's ceasing to do business as a going concern; the filing of a petition by or against Dealer; the issuance of an order of attachment against Dealer or any property of Dealer; damage to or destruction of a substantial part of the Collateral; any change in the Dealer's financial condition or means or ability to pay deemed by Conseco Finance to be adverse, or the occurrence of any other event as a result of which Conseco Finance deems itself insecure; if any warranty, representation or statement made or furnished to Conseco Finance by or on behalf of Dealer proves to have been false when made or furnished.

6. REMEDIES. If Dealer defaults, Conseco Finance can, at its option and without notice, demand immediate payment of all obligations and amounts due under this agreement and any other indebtedness owed to Conseco Finance. Conseco Finance shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept including, but not limited to, the right to enter any of Dealer's premises, with or without legal process, but without force, to take possession and remove the Collateral. At Conseco Finance's request, Dealer will assemble and prepare for removal and make available to Conseco Finance at place to be designated by Conseco Finance all Inventory and Collateral. Dealer stipulates and agrees that: a private sale of the Inventory and Collateral for the amount owed to Conseco Finance at that time, less a reasonable restocking charge and costs of sale, shall be a commercially reasonable method of disposition; the delivery of any part of the Collateral to the distributor or manufacturer thereof with a request that the Collateral as provided for in a repurchase agreement with Conseco Finance is a commercially reasonable disposition of such items; and that seven (7) days written notice of public sale date or the date after which a private sale may occur is reasonable notice. Conseco Finance shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer shall pay Conseco Finance's actual attorney's fees, legal expenses and any repossession costs incurred by it in enforcing this Agreement after default by Dealer and such amount shall become part of the obligations hereunder. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all rights of appeal after payment in full.

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 7.  MODIFICATION AND INTEGRATION. This agreement is an integrated writing and contains the entire agreement between the parties and cannot be modified or amended except by a writing and signed by both Conseco Finance and Dealer. Notwithstanding the foregoing, the following will be sufficiently proved by the business records of Conseco Finance which shall conclusively establish the matters contained therein: (a) description of specific Collateral; (b) amount of advances owed to Conseco Finance; (c) time extensions; and (d) the rate and amount of financing and service charges, curtailments and late charges. Any provision of this agreement found upon judicial interpretation or construction to be void or prohibited by law, including any provision related to interest, shall not invalidate the remaining provisions hereon. Should the interest charged by Conseco Finance hereunder ever be determined to exceed the highest lawful rate, then the rate shall automatically be reduced to the highest lawful rate without invalidating this agreement.

 8. POWER OF ATTORNEY. Dealer hereby irrevocably appoints Conseco Finance, including any officer or employee of Conseco Finance as Conseco Finance may designate, as its true and lawful attorney-in-fact with power of substitution to do the following acts on behalf of Dealer; to prepare, execute and deliver in the name of Dealer security agreements, financing statements and Certificates of Title relating to Collateral; to endorse Dealer's name upon any notes, check, drafts, money orders and other forms of instruments made payable to Dealer; and generally to perform all acts and do all things necessary and proper in discharge of the power hereby conferred, including the making of affidavits and the acknowledgment of instruments as fully as if done by the Dealer. The foregoing powers are coupled within an interest and shall be irrevocable without the prior written consent of Conseco Finance, as long as any obligations of Dealer to Conseco Finance remain outstanding.

 9. SELECTION OF INVENTORY; DISCLAIMER OF WARRANTY. Dealer has selected both the Inventory and the supplier from whom Dealer acquired the Inventory and Dealer assumes all responsibility and risk for the existence, character, quality, condition and value of the Inventory. Dealer irrevocably waives any claims against Conseco Finance with respect to the Inventory whether for breach of warranty or otherwise. Any such claims shall not alter, diminish or otherwise impair Dealer's liabilities or obligations to Conseco Finance hereunder, such obligations being absolute, unconditional and without right of set off.

10. TIME. Time is of the essence in the performance of Dealer's duties, but Conseco Finance's failure to insist upon strict compliance with this Agreement shall not be deemed a waiver of any of Conseco Finance's rights. A waiver by Conseco Finance of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

11. ASSIGNMENT. Conseco Finance may assign this Agreement without the consent of Dealer, but Dealer cannot assign this Agreement without the express prior written consent of Conseco Finance. If assigned, this Agreement shall be for the benefit of each assignee or the other successor in interest of each party and shall bind them until terminated.

12. ARBITRATION. Any controversy or claim arising out of or related to this Agreement, or the breach thereof, except for an action to recover, repossess or replevy any collateral hereunder, shall be settled by arbitration before three (3) arbitrators in the city geographically closest to the Dealer's place of business in which a commercial division office of Conseco Finance is located, in accordance with the Commercial Rules of Arbitration of the American Arbitration Association. The provisions of the Federal Arbitration Act. 9 U.S.C. par. 1 et. seq. shall apply to all
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     arbitration proceedings hereunder. Any judgment or ruling of the arbitrators shall be a final and binding award and may be entered in any court having jurisdiction thereof.

13. TERMINATION. Either Conseco Finance or Dealer may terminate this agreement by sending thirty (30) days written notice to each other, but termination of this Agreement does not end Dealer's obligation to Conseco Finance for those obligations which accrued prior to the effective date of the termination; provided that Conseco Finance may terminate this Agreement
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     immediately upon any default by the Dealer. If Dealer specifically requests
     Conseco Finance to furnish a termination statement and such statement is legally required, Conseco Finance shall execute and deliver such termination statement within twenty (20) days after the effective date of termination.

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14.  CHOICE OF LAW. This Agreement shall be construed in accordance with laws of the State of Georgia.



       DEALER ACKNOWLEDGES RECEIPT OF A COPY OF THIS SECURITY AGREEMENT.

Effective as of the 3rd day of April, 2001.
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DEALER     ALL Homes Corp.
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BY         /s/ Robert G. Blatz
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TITLE      Robert G. Blatz - President
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ADDRESS    2637 McCormick Drive; Clearwater, FL 33759
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ACCEPTED BY:

CONSECO FINANCE SERVICING CORP.

BY         /s/ David Watkins     4/9/01
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ITS        A David Watkins Credit Analyst
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